Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2014,

as supplemented to date

Effective immediately, in the section titled “MANAGEMENT,” the first paragraph of disclosure for SunAmerica Asset Management, LLC is deleted in its entirety and replaced with the following:

SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity of Investment Company Act of 1940 Act-registered product. As of September 30, 2014, SAAMCo managed, advised and/or administered more than $69.9 billion in assets.

Please retain this supplement for future reference.

Dated: January 14, 2015